AB BOND FUND, INC.

-AB FlexFeeTM High Yield Portfolio

Supplement dated November 6, 2020 to the Prospectus and Summary Prospectus dated April 30, 2020 (the “Prospectuses”) of AB FlexFee High Yield Portfolio (the “Fund”), offering Advisor Class shares.

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Notice of Proposal to Amend the Investment Advisory Agreement to Eliminate the Current Performance (Fulcrum) Fee Arrangement

At a meeting held on November 3-5, 2020, the Board of Directors of the Fund (the “Board”) approved a proposal (the “Proposal”) to amend the investment advisory agreement (the “Agreement”) of the Fund to implement an advisory fee with breakpoints at specific asset levels (based on the Fund’s average net assets) and eliminate the current performance-based, or “fulcrum,” advisory fee. The Proposal would not affect the Fund's investment objective, policies, strategies or risks.

A special meeting of the shareholders of the Fund to be held in a virtual meeting format has been scheduled for January 20, 2021 to seek approval of the Proposal. If the Proposal is approved, the new advisory fee would be effective on or about May 1, 2021. Further information about the Proposal will appear in a proxy statement to be mailed to the Fund’s shareholders.

Proposed Amendment to the Investment Advisory Fee

Under the Agreement, for its services the Fund’s investment adviser (the “Adviser”) receives an investment advisory fee, which consists of a base fee (fulcrum fee) and a performance adjustment. The Fund’s fulcrum fee increases or decreases up to 0.20% from a mid-point or fulcrum fee of 0.40% of the Fund’s average daily net assets, resulting in a maximum advisory fee of 0.60% and a minimum advisory fee of 0.20%. A positive performance adjustment is earned when the Fund’s performance exceeds that of the Markit iBoxx USD Liquid High Yield Index (the “Markit Index”) plus 0.75%.

Under the amended Agreement, the Fund would pay to the Adviser a fee for investment advisory services at the annual rate of 0.45% of the Fund’s average daily net assets up to $2.5 billion, 0.425% of average daily net assets in excess of $2.5 billion up to $5 billion, and 0.40% of average daily net assets in excess of $5 billion.

Additional Actions by the Fund Considered and Approved by the Board

The Adviser also recommended and the Board approved certain additional actions with respect to the Fund, including a change in the Fund’s name to “AB High Yield Portfolio.” Implementation of these actions is conditioned upon approval of the Proposal by shareholders.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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